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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported)     April 10, 1997
                                                          --------------------

                          SOUTHERN MINERAL CORPORATION
                          ----------------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
                                     ------
                 (State or other jurisdiction of incorporation)


          0-8043                                   36-2068676
          ------                                   ----------
 (Commission File Number)                 (IRS Employer Identification No.)


    500 Dallas, Suite 2800, Houston, Texas            77002-4708
    --------------------------------------            ----------
   (Address of principal executive offices)           (Zip Code)


        Registrant's telephone number, including area code (713) 658-9444
                                                           --------------

    ------------------------------------------------------------------------
          (Former name or former address, if changed since last report)










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Item 4.           Changes in Registrant's Certifying Accountant

         Grant Thornton LLP has served as the Company's independent accountants since 1992. The Board of Directors annually considers selection of the Company's independent accountants and determined as of April 10, 1997 not to engage Grant Thornton for 1997. Management has had no disagreement with Grant Thornton on any material matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Grant Thornton's reports on the Company's financial statements for 1995 and 1996 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         The Company's Board of Directors determined as of April 10, 1997 to appoint and engage KPMG Peat Marwick LLP as the Company's independent accountants and to audit the Company's financial statements for the year ended December 31, 1997.

Item 7.           Financial Statements and Exhibits

         (a)      Financial Statements of Businesses Acquired.

                           Inapplicable.

         (b)      Pro Forma Financial Information.

                           Inapplicable.

         (c)      Exhibits.

                  16.1 Letter from Grant Thornton LLP to Securities and Exchange Commission dated April 16, 1997 (filed herewith).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 16, 1997                        Southern Mineral Corporation



                                      By:        /s/ James H. Price
                                         -------------------------------------
                                                James H. Price,
                                                Vice President--Finance


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                                 EXHIBIT INDEX

           16.1 Letter from Grant Thornton LLP to Securities and Exchange Commission dated April 16, 1997 (filed herewith).